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                                                                      Exhibit 23

                        Consent of Independent Auditors


We consent to the incorporation by reference in the Registration Statements (Forms S-8, No. 333-43493, No. 333-43567, No. 33-48860, No. 33-37179, No.
33-38656, No. 33-60679, No. 333-16993, and No. 333-43499) of our report dated
June 3, 1999 with respect to the consolidated financial statements and schedule of Graham-Field Health Products, Inc. included in the Annual Report (Form 10-K) for the year ended December 31, 1998.


                                             /S/ ERNST & YOUNG LLP



Melville, New York
June 3, 1999